                                                                  EXHIBIT (99)-3

                     THE BANC CORPORATION AND SUBSIDIARIES

             CONDENSED PRO FORMA STATEMENT OF CONDITION (UNAUDITED)

     The following summary includes (i) the condensed supplemental consolidated statement of financial condition of the Corporation as of December 31, 1998,
(ii) the condensed consolidated statement of financial condition of C&L as of December 31, 1998, (iii) the condensed statement of financial condition of Bank of Blountstown as of December 31, 1998, (vi) adjustments to give effect to the proposed pooling of interest method business combinations with C&L and Bank of Blountstown, and (vii) the pro forma combined condensed statements of financial condition of the Corporation and subsidiaries as if such combinations had occurred on December 31, 1998.

     These pro forma statements should be read in conjunction with the accompanying notes and the separate consolidated statements of financial condition of the Corporation, C&L and Bank of Blountstown. The pro forma information provided below may not be indicative of future results.

                            AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                          HISTORICAL
                                            ---------------------------------------
                                                THE           C&L           C&L
                                               BANC         BANKING       BANK OF      PRO FORMA       PRO FORMA
                                            CORPORATION   CORPORATION   BLOUNTSTOWN   ADJUSTMENTS      COMBINED
                                            -----------   -----------   -----------   -----------      ---------
                                                     ASSETS
Cash and due from banks...................   $ 25,595       $ 2,695       $ 3,017      $   (477)(a)    $ 30,830
Interest bearing deposits in other
  banks...................................        158           890            --            --           1,048
Federal funds sold........................     14,435         2,582         8,028            --          25,045
Investment securities available for
  sale....................................     77,442         7,446         8,126            --          93,014
Investment securities held to maturity....         --            --         5,194            --           5,194
Loans held for resale.....................      4,899            --            --            --           4,899
Loans, net of unearned....................    365,379        34,894        31,657            --         431,930
Less: Allowance for loan losses...........     (4,533)         (849)       (1,083)           --          (6,465)
                                             --------       -------       -------      --------        --------
         Net loans........................    360,846        34,045        30,574            --         425,465
                                             --------       -------       -------      --------        --------
Premises and equipment, net...............     28,515           352           799            --          29,666
Intangibles, net..........................        867            --            --            --             867
Other assets..............................     11,637           927         1,050            --          13,614
                                             --------       -------       -------      --------        --------
         Total assets.....................   $524,394       $48,937       $56,788      $   (477)       $629,642
                                             ========       =======       =======      ========        ========

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing.....................   $ 67,963       $ 5,273       $ 6,754      $   (477)(a)    $ 79,513
  Interest-bearing........................    367,403        38,152        45,525            --         451,080
                                             --------       -------       -------      --------        --------
         Total deposits...................    435,366        43,425        52,279          (477)        530,593
Advances from FHLB and other borrowed
  funds...................................     26,860            --            --            --          26,860
Accrued expenses and other liabilities....      4,957           627           638           (94)(b)       6,128
                                             --------       -------       -------      --------        --------
         Total liabilities................    467,183        44,052        52,917          (571)        563,581
Stockholders' Equity
  Common stock............................         12           163         1,200             2 (b)          14
                                                                                         (1,363)(b)
  Surplus.................................     42,888           492           751         2,698 (b)      45,586
                                                                                         (1,243)(b)
  Retained earnings.......................     14,233         4,233         1,896            --          20,362
  Accumulated other comprehensive
    income(loss)..........................         78            (3)           24            --              99
                                             --------       -------       -------      --------        --------
         Total stockholders' equity.......     57,211         4,885         3,871            94          66,061
                                             --------       -------       -------      --------        --------
         Total liabilities and
           stockholders' equity...........   $524,394       $48,937       $56,788      $   (477)       $629,642
                                             ========       =======       =======      ========        ========

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

     NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION

a -- To eliminate intercompany account.

b -- To record the exchange of 1,968,110 shares of the Corporation common stock for all of the outstanding shares of the following accounted for as a pooling of interests. The exchange ratio assumes a closing date price of $11.00 per share.

                                                       C&L          C&L
                                                     BANKING      BANK OF      BANK OF
                                                   CORPORATION    BRISTOL    BLOUNTSTOWN     TOTAL
                                                   -----------   ---------   -----------   ----------
Outstanding shares of acquired corporation.......      16,274          380     100,000
Assumed exchange ratio...........................     71.8763      59.6185      7.7574
                                                   ----------    ---------    --------
Corporation shares to be issued..................   1,169,715       22,655     775,740      1,968,110
Par value of shares to be issued at $.001 per
  share..........................................  $        1    $      --    $      1     $        2
Total common stock and surplus of acquired
  corporation....................................         655           94       1,951          2,700
                                                   ----------    ---------    --------     ----------
  Excess recorded as an increase in contributed
     capital.....................................         654           94       1,950          2,698
                                                   ----------    ---------    --------     ----------
To eliminate acquired corporations capital stock
  Common stock at par value......................        (163)          --      (1,200)        (1,363)
  Surplus........................................        (492)          --        (751)        (1,243)
                                                   ----------    ---------    --------     ----------
                                                         (655)          --      (1,951)        (2,606)
                                                   ----------    ---------    --------     ----------
          Net change in equity...................  $       --    $      94    $     --     $       94
                                                   ==========    =========    ========     ==========

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

                     THE BANC CORPORATION AND SUBSIDIARIES

            CONDENSED PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)

     The following summaries include (i) the condensed supplemental consolidated statements of operations of the Corporation for the years ended December 31, 1998, 1997, and 1996, (ii) the condensed consolidated statements of operations of C&L on a historical basis for the years ended December 31, 1998, 1997, and 1996, (iii) the condensed statements of operations of the Bank of Blountstown on a historical basis for the years ended December 31, 1998, 1997, and 1996, (iv) adjustments to give affect to the proposed pooling of interests method combination with C&L and Bank of Blountstown (vii) the pro forma combined condensed consolidated statements of operations of the Corporation as if such combinations had occurred on January 1, 1996.

     These pro forma statements should be read in conjunction with the accompanying notes, the supplemental consolidated statements of operations of the Corporation, and the separate consolidated statements of operations for C&L and the Bank of Blountstown. The pro forma information may not necessarily be indicative of future results.

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                         HISTORICAL
                                           ---------------------------------------
                                               THE           C&L           C&L
                                              BANC         BANKING       BANK OF      PRO FORMA    PRO FORMA
                                           CORPORATION   CORPORATION   BLOUNTSTOWN   ADJUSTMENTS   COMBINED
                                           -----------   -----------   -----------   -----------   ---------
Interest income..........................    $34,009       $ 4,102       $ 4,361       $    --      $42,472
Interest expense.........................     15,918         1,948         2,340            --       20,206
                                             -------       -------       -------       -------      -------
          Net interest income............     18,091         2,154         2,021            --       22,266
Provision for loan losses................      3,433           440           784            --        4,657
                                             -------       -------       -------       -------      -------
  Net interest income after provision for
     loan losses.........................     14,658         1,714         1,237            --       17,609
Noninterest income.......................      2,949           501           352            --        3,802
Securities gains.........................        272            --             7            --          279
Noninterest expenses.....................     19,224         1,316         1,589            --       22,129
                                             -------       -------       -------       -------      -------
  (Loss) income before income taxes......     (1,345)          899             7            --         (439)
Income tax expense(benefit)..............       (978)          323           (69)           --         (724)
                                             -------       -------       -------       -------      -------
  Net (loss) income......................    $  (367)      $   576       $    76       $    --      $   285
                                             =======       =======       =======       =======      =======
Basic and diluted net (loss) income per
  share..................................    $ (0.03)      $ 35.39       $  0.76                    $  0.02
                                             =======       =======       =======                    =======
Average number of shares
  outstanding -- basic and dilutive......     11,011            16           100                     12,979
                                             =======       =======       =======                    =======

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

                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (IN THOUSANDS)

                                                         HISTORICAL
                                           ---------------------------------------
                                               THE           C&L           C&L
                                              BANC         BANKING       BANK OF      PRO FORMA    PRO FORMA
                                           CORPORATION   CORPORATION   BLOUNTSTOWN   ADJUSTMENTS   COMBINED
                                           -----------   -----------   -----------   -----------   ---------
Interest income..........................    $25,704       $3,609        $4,391        $    --      $33,704
Interest expense.........................     11,952        1,580         2,261             --       15,793
                                             -------       ------        ------        -------      -------
  Net interest income....................     13,752        2,029         2,130             --       17,911
Provision for loan losses................      1,849          112           723             --        2,684
                                             -------       ------        ------        -------      -------
  Net interest income after provision for
     loan losses.........................     11,903        1,917         1,407             --       15,227
Noninterest income.......................      2,103          376           318             --        2,797
Securities gains.........................        217            3            --             --          220
Noninterest expenses.....................     11,849        1,224         1,702             --       14,775
                                             -------       ------        ------        -------      -------
  Income before income taxes.............      2,374        1,072            23             --        3,469
Income tax expense.......................        696          373             4             --        1,073
                                             -------       ------        ------        -------      -------
  Net income.............................    $ 1,678       $  699        $   19        $    --      $ 2,396
                                             =======       ======        ======        =======      =======
Basic and diluted net income per share...    $  0.20       $42.98        $ 0.19                     $  0.23
                                             =======       ======        ======                     =======
Average number of shares outstanding
  -- basic...............................      8,449           16           100                      10,417
                                             =======       ======        ======                     =======
  -- diluted.............................      8,568           16           100                      10,536
                                             =======       ======        ======                     =======

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                        HISTORICAL
                                         ----------------------------------------
                                             THE           C&L           C&L
                                            BANC         BANKING       BANK OF       PRO FORMA     PRO FORMA
                                         CORPORATION   CORPORATION   BLOUNTSTOWN    ADJUSTMENTS    COMBINED
                                         -----------   -----------   ------------   ------------   ---------
Interest income........................    $17,974       $3,134         $4,099         $   --       $25,207
Interest expense.......................      8,025        1,354          2,108             --        11,487
                                           -------       ------         ------         ------       -------
  Net interest income..................      9,949        1,780          1,991             --        13,720
Provision for loan losses..............        966           77            192             --         1,235
                                           -------       ------         ------         ------       -------
  Net interest income after provision
     for loan losses...................      8,983        1,703          1,799             --        12,485
Noninterest income.....................      1,914          333            299             --         2,546
Securities gains.......................         52           22             26                          100
Noninterest expenses...................      9,456        1,148          1,427             --        12,031
                                           -------       ------         ------         ------       -------
  Income before income taxes...........      1,493          910            697             --         3,100
Income tax expense.....................        390          316            211             --           917
                                           -------       ------         ------         ------       -------
     Net income........................    $ 1,103       $  594         $  486         $   --       $ 2,183
                                           =======       ======         ======         ======       =======
Basic and diluted net income per
  share................................    $  0.15       $36.51         $ 4.86                      $  0.24
                                           =======       ======         ======                      =======
Average number of shares outstanding
   -- basic............................      7,217           16            100                        9,185
                                           =======       ======         ======                      =======
   -- diluted..........................      7,314           16            100                        9,282
                                           =======       ======         ======                      =======

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